EXHIBIT 99.3

Husker AG, LLC	Union Bank and Trust Company	Cust #/Port #
54048 Highway 20	3643 South 48th Street, PO Box 82535	Loan Number 14132000
Plainview, NE 68769	Lincoln, NE 68501-2535	Date 12/28/2005
Maturity Date 01/04/2011
Loan Amount $ 4,500,000.00
Renewal Of
BORROWER’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS	SSN or TIN 47-0836953
“I” includes each borrower above, jointly and severally.	“You” means the lender, its successors and assigns.

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of Four Million Five Hundred Thousand AND 00/100 Dollars $4,500,000.00.

☒	Single Advance: I will receive all of this principal sum on January 4, 2006. No additional advances are contemplated under this note.

☐	Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note.

Conditions: The conditions for future advances are

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

☐	Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on ___________________________.

☐	Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from January 4, 2006 at the rate of 6.8500 % per year until 01/04/2011.

☐	Variable Rate: This rate may then change as stated below.

☐	Index Rate: The future rate will be the following index rate: .

☐	No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

☐	Frequency and Timing: The rate on this note may change as often as but not before .

A change in the interest rate will take effect             .

Limitations: During the term of this loan, the applicable annual interest rate will not be more than             % or less than             %. The rate may not change more than             % each             .

☐	Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

☐	The amount of each scheduled payment will change. ☐ The amount of the final payment will change.

☐	__________________________________________________________________________.

ACCRUAL METHOD: Interest will be calculated on a 365/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

☐	On the same fixed or variable rate basis in effect before maturity (as indicated above).

☒	At a rate equal to the default rate described in this Note.

☐	LATE CHARGE: If a payment is made more than days after it is due, I agree to pay a late charge of

_____________________________________________________________________________________________________________.

☐	ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which ☐ are ☐ are not included in the principal amount above: _______________________________________________.

PAYMENTS: I agree to pay this note as follows:

☐	Interest: I agree to pay accrued interest ______________________________________________

☐	Principal: I agree to pay the principal ______________________________________________.

☒	Installments: I agree to pay this note in 60 payments. The first payment will be in the amount of $89,497.01

And will be due February 4, 2006. A payment of $89,497.01 will be due on the 4th day of each month thereafter. The final payment of the entire unpaid balance of principal and interest will be due at maturity on or before January 4, 2011.

ADDITIONAL TERMS:

DEFAULT RATE: If there is an Event of Default under this Note, the Lender may, in its discretion, increase the interest rate on this Note to: Sixteen Percent (16.000%) Per Annum or the maximum interest rate Lender is permitted to charge by law, whichever is less.

☒	SECURITY: This note is separately secured by (describe separate document by type and date): All business chattels, goods & assets as described on 1 Security Agreement dated 02/22/2005 and Real Estate as described on 1 Deed of Trust dated 02/22/2005.

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is to Purchase an approximate 24.1% membership interest in Val-E Ethanol, LLC, a Nebraska limited liability company that intends to construct and operate an ethanol plant near Ord, Nebraska.

DEFINITIONS: As used on page 1, “☒” “ means the terms that apply to this loan. “I”, “me” or “my” means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as “us”). “You” or “your” means the Lender and its successors and assigns.

APPLICABLE LAW: The law of the state in which you are located will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

COMMISSIONS OR OTHER REMUNERATION: I understand and agree that any insurance premiums paid to insurance companies as part of this note will involve money retained by you or paid back to you as commissions or other remuneration. In addition, I understand and agree that some other payments to third parties as part of this note may also involve money retained by you or paid back to you as commissions or other remuneration.

PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. Notwithstanding anything to the contrary. I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE: The Index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a “year”. If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.

POST MATURITY RATE: For purposes of deciding when the “Post Maturity Rate” (shown on page 1) applies, the term “maturity” means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is less.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the “PAYMENTS BY LENDER” paragraph below.

MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payment made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.

SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you. “Right to receive money from you” means: (1) any deposit account balance I have with you; (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and (3) and repurchase agreement or other non-deposit obligation. “Any amount due and payable under this note” means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note. If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative, it also does not apply to any Individual Retirement Account or other tax-deferred retirement account. You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

CREDIT INFORMATION: I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency).

REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of the separate security instrument, by the contrary to the terms of the separate security instrument, by the “Default” and “Remedies” paragraphs herein.

DEFAULT: I will be in default if any one or more of the following occur: (1) I fail to make a payment within 10 days of when it is due in the amount due; (2) I fail to keep the property insured, if required; (3) I fail to pay, or keep any material promise, on any debt or agreement I have with you; (4) Any other creditor of mine declares a default on a debt I owe to that creditor or attempts to collect any debt I owe the creditor, through court proceedings or otherwise, unless I am contesting the validity of the amount claimed due, which you, in your sole discretion, deem to be sufficient; (5) I make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is materially untrue or inaccurate at the time it was provided; (7) If any default, other than a default in payment, is curable, and I have not been given a notice of a breach of the same provision of this note within the preceding 12 months, such default may be cured (and no event of default will have occurred) if I, after receiving written notice from you demanding cure of such default (a) Cure the default within 15 days; or (b)If the cure requires more than 15 days, immediately initiate steps which you deem in your sole discretion to be sufficient to cure the default, and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season if I am a producer of crops; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7C.F.R. Part 1940, Subpart G, Exhibit M; (12) Failure to comply with any of the material terms of the Commercial Loan Agreement between you and I.

REMEDIES: If I am in default on this note you have, but are not limited to the following remedies: (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued charges); (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the “Set-Off” paragraph herein; (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy; (4) You may refuse to make advances to me or allow purchases on credit by me; (5) You may use any remedy you have under state or federal law. By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY’S FEES: I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney’s fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER: I give up my rights to require you to do certain things. I will not require you to: (1) demand payment of amounts due (presentment); (2) obtain official certification of nonpayment (protest); or (3) give notice that amounts due have not been paid (notice of dishonor). I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

FINANCIAL INFORMATION: I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE, (INCLUDING THOSE ON ALL PAGES). I have received a copy on today’s date.

Husker Ag, LLC

By:	/s/ Fredrick J. Knievel
Fredrick J. Knievel, Chairman

By:	/s/ Mike Kinney
Mike Kinney, Vice Chairman

By:	/s/ Robert Brummels
Robert Brummels, Treasurer